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                                                                  EXHIBIT 10.2.1


                                 FIRST AMENDMENT
                                     TO THE
                              PIER 1 IMPORTS, INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                                   AS RESTATED


         WHEREAS, PIER 1 IMPORTS, INC. (the "Company") has heretofore adopted the PIER 1 IMPORTS, INC. SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN; and

         WHEREAS, such plan was restated on January 1, 1996, (the restated plan herein referred to as the "Plan"); and

         WHEREAS, the Company desires to amend the Plan's definition of "Employer" contained in Section 2.8 of the Plan to include within such definition wholly owned non-corporate business trust(s) of the Company;

         NOW, THEREFORE pursuant to Section 8.1 of the Plan, effective October 1, 1996, the Plan is amended as follows:

         1.       Section 2.8 of the Plan is amended to read as follows:

                  Employer. "Employer" means any of Pier 1, its subsidiaries, including a business trust directly or indirectly wholly owned by Pier 1, and each of their respective successors.

         IN WITNESS WHEREOF, the Company has caused this Amendment to be executed as of the stated effective date.


                                           PIER 1 IMPORTS, INC.,
                                           a Delaware corporation


                                           By:
                                              ----------------------------------
                                              E. Mitchell Weatherly
                                              Senior Vice President



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                              PIER 1 IMPORTS, INC.

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                1996 RESTATEMENT

                                 AMENDMENT NO. 2


         This Amendment No. 2 to the restated Pier 1 Imports, Inc. Supplemental Executive Retirement Plan, originally effective May 1, 1986 and restated as of January 1, 1996, as amended October 11, 1996 and June 26, 1997 (the "Plan"), is made on this 26th day of September, 2000, by Pier 1 Imports, Inc., a Delaware corporation (the "Company").

         WHEREAS, the Company desires to eliminate the restriction on the maximum amount of the Supplemental Retirement Benefit payable annually to any Participant under the Plan; and

         WHEREAS, pursuant to Section 8.1 of the Plan, the Board of Directors of the Company may amend the Plan at any time, in whole or in part;

         NOW, THEREFORE, the Plan is hereby amended as follows:

         FIRST: Section 4.1 of the Plan is hereby amended to read in its entirety as follows:

         4.1      BENEFIT

                  Upon separation from employment, a Participant shall receive a Supplemental Retirement Benefit from this Plan which, along with the Participant's benefits from primary Social Security, shall equal approximately fifty percent (50%) of the Participant's Highest Average Compensation. The computation of said Supplemental Retirement Benefit shall be made in accordance with the following provisions of this
         Article IV.

         SECOND: This Amendment No. 2 shall be effective as of September 26, 2000, and shall not operate or be construed to alter, modify or amend the Plan except as expressly set forth herein. The terms and provisions of the Plan, as expressly amended hereby, shall remain in full force and effect.

         IN WITNESS WHEREOF, the Company has caused this Amendment No. 2 to be executed as of September 26, 2000.

                                                 PIER 1 IMPORTS, INC.


                                                 By:
                                                    ----------------------------
                                                    J. Rodney Lawrence
                                                    Senior Vice President